Exhibit 99.5

BY-LAWS
OF
PARALLEL ROBOTIC SYSTEMS CORP.

ARTICLE I
Identification

Section 1.01. Name. The name of the Corporation is **PARALLEL ROBOTIC SYSTEMS CORP.** (the "Corporation").

Section 1.02. Registered Office and Registered Agent. The address of the registered office of the Corporation is One New Hampshire Avenue, Suite 215, Portsmouth, New Hampshire and the name of the registered agent at this address is Jonathan Springer.

Section 1.03. Seal. The seal of the Corporation, if any, shall be in the following form and shall contain all of the characters shown herein.

Section 1.04. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of April and end on the last day of March of the following year.

ARTICLE 2
Capital Stock

Section 2.01. Payment for Shares. The consideration for the issuance of shares may be paid, in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually performed for the Corporation. When payment of the consideration for which shares are to be issued shall have been received by the Corporation, such shares shall be deemed to be fully paid and non-assessable. Neither promissory notes nor future services shall constitute payment or part payment for the issuance of shares of the Corporation. In the absence of fraud in the transaction, the judgment of the Board of Directors as to the value of the consideration received for shares shall be conclusive. No certificate shall be issued for any share until the share is fully paid.

Section 2.02. Certificates Representing Shares. Each holder of the Capital Stock of the Corporation shall be entitled to a certificate signed by the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation, and sealed with the seal of the Corporation, certifying the number of shares owned by him in the Corporation.

Section 2.03. Transfer of Stock. The Corporation shall register a transfer of a stock certificate presented to it for transfer if:

Clause (a). Endorsement. The certificate is properly endorsed by the registered holder or by his duly authorized attorney;

Clause (b). Adverse Claims. The Corporation has no notice of any adverse claims or has discharged any duty to inquire into any such claims; and

Clause (c). Collection of Taxes. There has been compliance with any applicable law relating to the collection of taxes.

Section 2.04. Lost, Stolen, or Destroyed Certificates. The Corporation shall issue a new stock certificate in the place of any certificate theretofore issued when the holder of record of the certificate:

Clause (a). Claim. Makes proof by affidavit that it has been lost, destroyed, or wrongfully taken;

Clause (b). Timely Request. Requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim;

Clause (c). Bond. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation against any claim that may be made on account of the alleged loss, destruction, or theft of the certificates; and

Clause (d). Other Requirements. Satisfies any other reasonable requirements imposed by the Corporation.

When a certificate has been lost, apparently destroyed, or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he has notice of it, and the Corporation registers a transfer of the shares represented by this certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or for a new certificate.

Section 2.05. Restrictions on Transfer. Subject to any Stockholder Agreement, or Redemption Agreement, entered into by or between any two shareholders or the Corporation and any shareholder after the adoption of these By-laws, any stockholder, including the heirs, assigns, executors or administrators of a deceased stockholder, desiring to sell or transfer such stock owned by him or them, shall first offer it to the Corporation through the Board of Directors, in the manner following:

Clause (a). He shall notify the Directors of his desire to sell or transfer by notice in writing, which notice shall contain the price at which he is willing to sell or transfer and the name of one arbitrator. The Directors shall within thirty (30) days thereafter either accept the offer, or by notice to him in writing name a second arbitrator, and these two shall name a third. It shall then be the duty of the arbitrators to ascertain the value of the stock, and if any arbitrator shall neglect or refuse to appear at any meeting appointing by the arbitrators, a majority may act in the absence of such arbitrator.

Clause (b). After acceptance of the offer, or the report of the arbitrators as to the value of the stock, the Directors shall have thirty (30) days within which to purchase the same at such valuation, but if at the expiration of thirty (30) days, the Corporation shall not have exercised the right so to purchase, the owner of the stock shall be at liberty to dispose of the same in any manner he may see fit. No shares of stock shall be sold or transferred on the books of the Corporation until these provisions have been complied with, but the Directors may in any particular instance waive the requirement.

ARTICLE 3
Meetings of Shareholders

Section 3.01. Place of Meetings. Meetings of the shareholders of the Corporation shall be held at the registered office of the Corporation, or the principal place of business of the Corporation at 8 Merrill Drive, Unit 4, Hampton, New Hampshire, or such other place as may be lawfully designated.

Section 3.02. Annual Meeting. The annual meeting of the shareholders shall be held on the second Monday in September of each year, if this day is not a holiday, and if it is a holiday, then on the first following day that is not a legal holiday. Failure to hold the annual meeting at the designated time shall not work a forfeiture or dissolution of the Corporation.

Section 3.03. Special Meetings. Special meetings of the shareholders may be called by the President, the Board of Directors, or the holders of not less than one-tenth of all the shares entitled to vote at the meeting.

Section 3.04. Notice of Meetings - Waiver. Written notice stating the place, day, and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 50 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each registered holder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the registered holder at his address as it appears on the stock transfer books of the Corporation, postage prepaid. Waiver by a shareholder in writing of a notice of a shareholders' meeting shall be equivalent to the giving of such notice. Attendance by a shareholder, without objection to the notice, whether in person or by proxy, at a shareholders' meeting shall constitute a waiver of notice of the meeting.

Section 3.05. Quorum. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting. The shareholders present at a duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 3.06. Action at a Meeting. When a quorum is present the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless the vote of a greater number or voting by classes is required by this chapter, the Articles of Incorporation or the Bylaws.

Section 3.07. Closing of Transfer Books and Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period, but not to exceed, in any case, 50 days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, the books shall be closed for at least 10 days immediately preceding the meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date, in any case, to be not more than 50 days, and, in case of a meeting of shareholders, not less than 10 days prior to the date

on which the particular action requiring this determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote at a meeting of shareholders or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring the dividend is adopted, as the case may be, shall be the record date for the determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, the determination shall apply to any adjournment thereof.

Section 3.08. Voting List. The Secretary of the Corporation shall make from the stock transfer books a complete record of the shareholders entitled to vote at the meeting or any adjournment thereof, arranged in alphabetical order, with the address of each shareholder and the number of shares held by each. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof. Failure to comply with the requirements of this section shall not affect the validity of any action taken at the meeting.

Section 3.09. Proxies. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after 11 months from the date of its execution unless otherwise provided for in the proxy.

Section 3.10. Action Without A Meeting. Any action required to be taken at a meeting of the shareholders of the Corporation or any action that may be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof. This consent shall have the same effect as a unanimous vote of shareholders and may be stated as such in any articles or documents filed with the Secretary of State.

ARTICLE 4
The Board of Directors

Section 4.01. Number and Qualifications. The business and affairs of the Corporation shall be managed by a Board of Directors who need not be residents of the State of New Hampshire or shareholders of the Corporation. The Board of Directors shall consist of three (3) directors elected by the Shareholders. The number of Directors may be increased to five (5) or decreased to not less than one, from time to time by amendment of this section; but no decrease shall have the effect of shortening the term of any incumbent Director.

Section 4.02. Election. Members of the initial Board of Directors shall hold office until the first annual meeting of shareholders and until their successors shall have been elected and qualified. At the first annual meeting of shareholders, and at each annual meeting thereafter, the shareholders shall elect Directors to hold office for the term for which he is elected and until his successor shall be elected and qualified.

Clause (a). Removal of Director. A Director may be removed without cause by a majority vote of the shareholders.

Section 4.03. Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

Section 4.04. Place of Meetings. Meetings of the Board of Directors, annual, regular or special, may be held either within or without the State of New Hampshire.

Section 4.05. Annual Meetings. The Board of Directors shall meet each year immediately after the annual meeting of the shareholders, at the registered office of the Corporation, for the purpose of organization, election of officers, and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the Board of Directors for this annual meeting shall be necessary.

Section 4.06. Other Meetings. Other meetings of the Board of Directors may be held upon notice by word of mouth, telephone, or similar communications received not later than during the second day immediately preceding the day for the meeting, upon the call of the President or Secretary of the Corporation at any place within or without the State of New Hampshire. Notice of any meeting of the Board of Directors may be waived in writing signed by the person or persons entitled to the notice, whether before or after the time of the meeting. Neither the business to be transacted at nor the purpose of any meeting of the Board of Directors need be specified in the notice or waiver of notice of the meeting.

Section 4.07. Quorum. A majority of the number of Directors fixed by the Bylaws shall constitute a quorum for the transaction of business. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by statute, the Articles of Incorporation, or the Bylaws.

Section 4.08. Action at Meeting. When a quorum is present at any meeting the act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by the Articles of Incorporation or the Bylaws.

Section 4.09. Action Without a Meeting. Any action that may be taken at a meeting of the Directors or of a committee may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed before the action by all of the Directors or all of the members of the committee, as the case may be.

Section 4.10. Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in the resolution or in the Articles of Incorporation or the Bylaws of the Corporation, shall have and may exercise all the authority of the Board of Directors, except that no such committee shall exercise any authority reserved to the full Board of Directors by law, or by the Corporation's Articles of Incorporation or by these Bylaws.

Section 4.11. Loans. The Board of Directors shall have the following power with respect to the lending of funds:

Clause (a). Loans of Funds, Generally. To lend money in furtherance of any of the purposes of the Corporation; to invest and reinvest the funds of the Corporation from time to time; and to take and hold any property as security for the payment of funds so loaned or invested.

Clause (b). Loans to Employees and Directors. To lend money and use its credit to assist any employees of the Corporation or of a subsidiary, including any such employee who is a director of the Corporation, if the Board of Directors decides that such loan or assistance may benefit the Corporation. The Directors shall not make any loans or use of its credit to assist its Directors without authorization in the particular case by the shareholders.

ARTICLE 5
The Officers

Section 5.01. Officers. The officers of the Corporation shall consist of a President, Secretary, registered agent, Treasurer, and such other officers and assistant officers and agents as may be deemed necessary by the Board of Directors, each of whom shall be elected by the Board of Directors at its annual meeting. Each of the officers shall serve at the pleasure of the Board of Directors for such compensation as may be fixed by such Board. Any two or more offices may be held by the same person.

Section 5.02. Vacancies. Whenever any vacancies shall occur in any office by death, resignation, increase in the number of offices of the Corporation, or otherwise,

the same shall be filled by the Board of Directors, and the officer so elected shall hold office until his successor is chosen and qualified.

Section 5.03. The President. The President shall have active executive management of the operations of the Corporation, subject, however, to the control of the Board of Directors. He shall preside at all meetings of shareholders and Directors, discharge all the duties that devolve upon a presiding officer, and perform such other duties as the Bylaws provide or the Board of Directors may prescribe. The President shall have full authority to execute powers of attorney appointing other corporations, partnerships, or individuals the agent of the Corporation. The President shall also have the authority to act as the sole shareholder of any wholly owned subsidiary.

Section 5.04. The Vice President. Any Vice President so designated shall perform all duties incumbent upon the President during the absence or disability of the President, and any Vice President shall perform such other duties as the Bylaws may provide or the Board of Directors may prescribe.

Section 5.05. The Secretary. The Secretary shall attend all meetings of the shareholders and of the Board of Directors, and shall keep, or cause to be kept, in a book provided for the purpose, a true and complete record of the proceedings of these meetings. The Secretary shall be custodian of the records and the seal of the Corporation and see that the seal is affixed to all documents, the execution of which is duly authorized on behalf of the Corporation under its seal. The Secretary shall attend to the giving of all notices and shall perform such other duties as the Bylaws may provide or the Board of Directors may prescribe.

Section 5.06. The Treasurer. The Treasurer shall keep correct and complete records of account, showing accurately at all times the financial condition of the Corporation. He shall be the legal custodian of all monies, notes, securities, and other valuables that may from time to time come into the possession of the Corporation. He shall immediately deposit all funds of the Corporation coming into his possession into a reliable bank or other depositary to be designated by the Board of Directors, and shall keep this bank account in the name of the Corporation. He shall furnish at meetings of the Board of Directors, or whenever requested, a statement of the financial condition of the Corporation, and shall perform such other duties as the Bylaws may provide or the Board of Directors may prescribe.

Section 5.07. Transfer of Authority. In case of the absence of any officer of the Corporation or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may transfer the powers or duties of that officer to any other officer or to any director or employee of the Corporation, provided a majority of the full Board of Directors concurs.

ARTICLE 6
Special Corporate Acts
Negotiable Instruments, Deeds, and Contracts

All checks, drafts, notes, bonds, bill of exchange, and orders for the payment of money of the Corporation, all deeds, mortgages, and other written contracts and agreements to which the Corporation shall be a party, and all assignments or endorsements of stock certificates, registered bonds, or other securities owned by the Corporation shall, unless otherwise directed by the Board of Directors, or unless otherwise required by law, be signed by the President or by any two of the following officers who are different persons: Vice President, Secretary, or Treasurer. The Board of Directors may, however, authorize any one of such officers to sign any of such instruments for, and on behalf of, the Corporation without necessity of countersignature; may designate officers or employees of the Corporation, other than those named above, who may, in the name of the Corporation, sign such instruments; and may authorize the use of facsimile signatures of any of such persons. Any shares of stock issued by any other corporation and owned or controlled by the Corporation may be voted at any shareholders' meeting of the other corporation by the President of the Corporation, if he is present; or, in his absence, by any Vice President of the Corporation who may be present; and, in the event both the President and Vice President shall be absent, then by such person as the President of the Corporation shall, by duly executed proxy, designate to represent the Corporation at such shareholders' meeting.

ARTICLE 7
Reimbursement of Disallowed Compensation Expenses

Any payments made to a Director, officer, or employee of the Corporation to compensate him for services rendered that shall be disallowed in whole or in part as a deductible expense for federal income tax purposes shall be reimbursed to the Corporation by such person to the full extent of the disallowance, together with interest thereon at the rate then in effect for interest on federal income tax deficiencies from the date of payment to the date of reimbursement, within 60 days of notice to such person by the Board of Directors. Notice shall be promptly given upon a determination, as defined in Section 1313(a) of the Internal Revenue Code of 1986 (as now in effect and hereafter amended), that such payment shall be disallowed in whole or in part as a deductible expense for federal income tax purposes. It shall be the duty of the Board of Directors to enforce payment by such person of each such amount disallowed. In lieu of payment by such person, subject to the approval of the Board of Directors, proportionate amounts may be withheld from such person's future compensation payments until the full amount owed to the Corporation has been recovered. Reimbursement of such disallowed expenses shall constitute a condition of employment for all employees.

ARTICLE 8
Amendments

The power to alter, or amend, or repeal the Bylaws, or to adopt new Bylaws, is vested in the Board of Directors. The Bylaws may contain any provisions for the regulation and management of the affairs of the Corporation not prohibited by law or the Articles of Incorporation.

ARTICLE 9
Indemnification

Each Director or Officer now or hereafter serving the Corporation, and each person who, at the request of or on behalf of the Corporation, is now serving or hereafter serves as a Director or Officer of any other corporation and the respective heirs, executors and administrators of each of them shall be indemnified by the Corporation against all costs, expenses, judgments and liabilities, including attorney's fees, reasonably incurred by or imposed upon him in connection with or resulting from any action, suit, or proceeding, civil or criminal, in which he is or may be made a party by reason of being or having been such Director or Officer by reason of any action alleged to have been taken or omitted by him as a Director or Officer, whether or not he is a Director or Officer at the time of incurring such costs, expenses, judgments and liabilities, except in relation to matters to which he shall be finally adjudged, without right of further appeal in such action, suit or proceedings, to have been liable for willful misconduct in the performance of his duty as such Director or Officer. Such indemnification shall be made with respect to adjudication other than on the merits and shall extend to settlements and compromises. The foregoing right of indemnification shall not be exclusive of other rights to which such Director or Officer may be entitled as a matter of law.